SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549
                           --------------------------

                                   FORM 8-K/A

                                 AMENDMENT NO.1

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934
                            -------------------------

       Date of Report (Date of earliest event reported): February 26, 2004

                          MERRILL LYNCH DEPOSITOR, INC.
                 (on behalf of PREFERREDPLUS TRUST SERIES ELP-1)
             (Exact name of registrant as specified in its charter)

         Delaware                 001-31288                    13-3891329
     (State or other            (Commission                (I. R. S. Employer
     jurisdiction of             File Number)              Identification No.)
      incorporation)

  World Financial Center,                                       10080
    New York, New York                                       (Zip Code)
   (Address of principal
    executive offices)
                           --------------------------

       Registrant's telephone number, including area code: (212) 449-1000

                                EXPLANATORY NOTE

Merrill Lynch Depositor, Inc. (on behalf of PREFERREDPLUS Trust Series ELP-1) hereby amends its current reports on Form 8-K dated January 15, 2003, July 15, 2003 and January 15, 2004 filed with the Securities and Exchange Commission on April 17, 2003, August 4, 2003 and January 21, 2004, respectively, and Exhibits
99.1 thereto in their entirety to correct (1) the name of the underlying securities issuer as set forth in each such Exhibit 99.1, and (2) the principal balance of Class A trust certificates and the notional amount of Class B trust certificates as set forth in Exhibit 99.1 to the Form 8-K filing dated August 4, 2003.


                      INFORMATION TO BE INCLUDED IN REPORT


Item 1.           Changes in Control of Registrant


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                  None.


Item 2.           Acquisition of Disposition of Assets

                  None.

Item 3.           Bankruptcy or Receivership

                  None.


Item 4.           Changes in Registrant's Certifying Accountant

                  Not Applicable

Item 5.           Other Events

                  99.1 Distribution to holders of the PREFERREDPLUS Trust Series ELP-1 on January 15, 2003.
                  99.2 Distribution to holders of the PREFERREDPLUS Trust Series ELP-1 on July 15, 2003.
                  99.3 Distribution to holders of the PREFERREDPLUS Trust Series ELP-1 on January 15, 2004.

                           For information with respect to the underlying securities held by PREFERREDPLUS Trust Series ELP-1, please refer to El Paso Corporation's (Commission file number 001-14365) periodic reports, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, and other information on file with the Securities and Exchange Commission (the "SEC"). You can read and copy these reports and other information at the public reference facilities maintained by the SEC at Room 1024, 450 Fifth Street, NW, Washington, D.C. 20549. You may obtain copies of this material for a fee by writing to the SEC's Public Reference Section of the SEC at 450 Fifth Street, NW, Washington, D.C. 20549. You may obtain information about the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You can also access some of this information electronically by means of the SEC's website on the Internet at http://www.sec.gov, which contains reports, proxy and information statements and other information that the underlying securities issuer has filed electronically with the SEC.

                           Although we have no reason to believe the information concerning the underlying securities or the underlying securities issuer contained in the underlying securities issuer's Exchange Act reports is not reliable, neither the depositor nor the trustee participated in the preparation of such documents, or made any due diligence inquiry with respect to the information provided therein. No investigation with respect to the underlying securities issuer (including, without limitation, no investigation as to its financial condition or creditworthiness) or of the underlying securities has been made. You should obtain and evaluate the same information concerning the underlying securities issuer as you would obtain and evaluate if your investment were directly in the underlying securities or in other securities issued by the underlying securities issuer. There can be no assurance that events affecting the underlying securities or the underlying securities issuer have not occurred or have not yet been publicly disclosed which would affect the accuracy or completeness of the publicly available documents described above.

Item 6.           Resignation of Registrant's Directors

                  Not Applicable

Item 7.           Financial Statements and Exhibits

                  (a)      Financial statements of business acquired.

                           Not applicable

                  (b)      Pro forma financial information.

                           Not applicable.

                  (c)      Exhibits.

                           99.1 Trustee's report in respect of the January 15, 2003 distribution to holders of the
                                    PREFERREDPLUS Trust Series ELP-1.
                           99.2     Trustee's report in respect of the July 15,
                                    2003 distribution to holders of the
                                    PREFERREDPLUS Trust Series ELP-1.
                           99.3     Trustee's report in respect of the January
                                    15, 2004 distribution to holders
                                    of the PREFERREDPLUS Trust Series ELP-1.

Item 8.           Change in Fiscal Year

                  None.

Item 9.           Sales of Equity Securities Pursuant to Regulation S

                  None.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                            MERRILL LYNCH DEPOSITOR, INC.

         Date:    February 26, 2004              By:  /s/ Michael Frank Connor
                                                    ----------------------------
                                                    Name:   Michael Frank Connor
                                                    Title:  President


                                  EXHIBIT INDEX


                  99.1 Trustee's report in respect of the January 15, 2003 distribution to holders of the PREFERREDPLUS Trust Series ELP-1.
                  99.2 Trustee's report in respect of the July 15, 2003 distribution to holders of the PREFERREDPLUS Trust Series ELP-1.
                  99.3 Trustee's report in respect of the January 15, 2004 distribution to holders of the PREFERREDPLUS Trust Series ELP-1.